SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2008

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On January 7, 2008, Telephone and Data Systems, Inc. (“TDS”) and United States Cellular Corporation (“U.S. Cellular”) issued a news release updating guidance metrics for 2007. A copy of the news release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 8.01  Other Events

The news release attached hereto as Exhibit 99.1, which is incorporated by reference herein, also includes disclosure of a non-cash loss on exchange of assets.

The conclusion that a loss on exchange of assets has been incurred and the amount of the loss are based on judgment and estimates and are subject to risks and uncertainties that could cause the actual loss to differ materially from the estimates.  Additional factors that could cause actual results to differ materially are discussed in our recent filings with the Securities and Exchange Commission, including but not limited to our Form 10-K, Form 10-Qs and Form 8-Ks

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

                In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

                Attached as Exhibit 99.2 is a safe harbor cautionary statement under the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date: January 7, 2008

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President — Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description

99.1	Telephone and Data Systems, Inc.’s and United States Cellular Corporation’s news release, dated January 7, 2008, updating guidance for 2007 and disclosing a loss on exchange of assets

99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement